 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2014

MANPOWERGROUP INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers

The Board of Directors has accepted the retirement of Terry Hueneke from the Board, effective April 14, 2014, in accordance with the retirement policy in the Company’s Corporate Governance Guidelines.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Effective February 11, 2014, the Company amended its Amended and Restated By-Laws (the “By-Laws”) to allow for the chairman of the board to also hold the office of executive chairman.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the By-Laws with the amendments marked, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.                        Exhibits .

Exhibit No.	Description
3.1	Amendments to Articles III. and IV. of the Amended and Restated By-Laws of ManpowerGroup Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.
Dated: February 13, 2014	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

3.1	Amendments to Article III. and IV. of the Amended and Restated By-Laws of ManpowerGroup Inc.